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                       JPMORGAN INTERNATIONAL EQUITY FUNDS

                   JPMORGAN FLEMING INTERNATIONAL VALUE FUND

                              SELECT CLASS SHARES

                        SUPPLEMENT DATED DECEMBER 31, 2001
                   TO THE PROSPECTUS DATED DECEMBER 17, 2001

Prior to a merger effective 9/7/01, Fund operated in a master-feeder structure. Following the merger, the Fund had only one "accounting survivor," which was re-named the "Institutional Class" and whose performance appears in the 12/17/01 prospectus. Although the Select Class was introduced on 9/10/01, its investment program is identical to and its current expenses are substantially the same as, a former feeder that was merged out of existence, but whose performance may be of interest and is being furnished supplementally below.


THE JPMORGAN FLEMING INTERNATIONAL VALUE FUND'S PAST PERFORMANCE
The bar chart shows how the performance of the Fund has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney (SSB) Value Index and the EAFE Index, widely recognized market benchmarks. The benchmark for the Fund will now be the SSBValue Index, which holds approximately 600 names, because it more accurately reflects the universe of securities that the Fund invests in.


For the period 1/1/91 to 10/3/93, returns reflect the performance of the Pierpont International Equity Fund, the predecessor of the Fund. During this period actual returns of the Select Class shares would have been lower than shown because Select Class shares have higher expenses than the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS -27.18%.

[CHART]


YEAR-BY-YEAR RETURNS(1),(2)
           1991        10.58%
           1992       -10.77%
           1993        24.37%
           1994         5.65%
           1995         7.59%
           1996         8.41%
           1997         1.17%
           1998        13.48%
           1999        29.92%
           2000       -18.05%


BEST QUARTER      20.23%
             4th quarter, 1998
WORST QUARTER    -18.05%
             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1),(2)

                                               PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
 SELECT CLASS SHARES (AFTER FEEDER EXPENSES)      -18.05          5.79           6.34
 SSB VALUE INDEX (NO EXPENSES)                     -6.29          8.75           9.65
 EAFE INDEX (NO EXPENSES)                         -14.17          7.13           6.29

(1) THE FORMER FEEDER WHOSE PERFORMANCE IS SHOWN COMMENCED OPERATIONS ON
10/3/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.


SUP-INTVALS-102